UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2004





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




  REPUBLIC OF PANAMA              001-08430                 72-0593134
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 (State or other jurisdiction     (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)





  1450 Poydras Street, New Orleans, Louisiana             70112-6050
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 (Address of principal executive offices)                  (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5400
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                    _________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    _________________________________________

Item 2.02         Results of Operations and Financial Condition.

On November 9, 2004, McDermott International, Inc. issued a press release announcing financial results for the third quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1, and the information contained in Exhibit 99.1 is incorporated by reference.

The information furnished pursuant to this Item 2.02, including Exhibit
99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

         99.1 Press Release Dated November 9, 2004.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                     McDERMOTT INTERNATIONAL, INC.






                             By:     /s/Keith G. Robinson
                                     --------------------------------------
                                     Keith G. Robinson
                                     Corporate Controller






November 9, 2004

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